POTOMAC FUNDS

Potomac Small Cap/Short Fund

Supplement to
Prospectus and Statement of Additional Information
Each Dated December 4, 2004

With the consent of the Fund’s Board of Trustees, effective March 7, 2005, the investment target and investment objective of the Potomac Small Cap/Short Fund will change to the following:

The Potomac Small Cap/Short Fund seeks investment returns that inversely correspond (opposite) to 200% of the daily price movement of the Russell 2000 Index®. If it is successful in meeting its objective, the net asset value of Small Cap/Short Fund’s shares should increase twice as much as any daily decrease in the level of the Russell 2000 Index® on a given day. Conversely, the net asset value of shares in the Small Cap/Short Fund should decrease twice as much as any daily increase in the level of the Russell 2000 Index®.

It is not anticipated that the Fund’s investment strategies will materially change in any way. An example of the new investment target and objective for the Fund is as follows:

The Potomac Small Cap/Short Fund is targeted to the Russell 2000 Index®. If, on a given day, the Russell 2000 Index® gains 2%, the Small Cap/Short Fund is designed to lose 4% (which is equal to 200% of 2%). Conversely, if the Russell 2000 Index® loses 1% on a given day, the Small Cap/Short Fund is designed to gain 2%.

In addition, please note that the Small Cap/Short Fund is subject to leverage risk because the Fund employs leveraged investment techniques. These techniques can magnify the effects of changes in the value of the Fund and make it more volatile, which should cause investors in the Fund to lose more money in adverse markets.

Please note that until March 7, 2005, Rafferty Asset Management, LLC, investment advisor to the Potomac Small Cap/Short Fund will continue to pursue its current investment objective of seeking investment returns that inversely correspond (opposite) to the performance of the Russell 2000 Index®.

Questions regarding this change may be directed to the Fund at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is January 3, 2005.